UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              February 28, 2018

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On March 2, 2018, MutualFirst Financial, Inc. ( "MutualFirst") filed a Current Report on Form 8-K (the "Original Report") to report that it had completed its previously announced acquisition of Universal Bancorp ("Universal") and Universal's subsidiary, BloomBank, pursuant to an Agreement and Plan of Merger dated October 4, 2017, between MutualFirst and Universal (the "Merger").

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K. This amendment makes no other amendments to the Original Report.

ITEM 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

The audited financial statements of Universal, as required by this Item 9.01(a), are included as Exhibit 99.2 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited consolidated financial statements of Universal as of December 31, 2017, as required by this Item 9.01(a), are included as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma combined condensed consolidated financial information reflecting the Merger, as required by this Item 9.01(b), is included as Exhibit 99.4 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits
23.1	Consent of BKD, LLP
23.2	Consent of Crowe Horwath LLP
99.2
Independent Auditor's Report, audited consolidated balance sheets as of June 30, 2017 and 2016, audited consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years ended June 30, 2017 and 2016, and the notes to the consolidated financial statements of Universal.

99.3
Unaudited consolidated balance sheet of Universal as of December 31, 2017 and unaudited consolidated statements of income and comprehensive income for the six months ended December 31, 2017 and 2016 of Universal.

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: May 15, 2018	By:	/s/ David W. Heeter
David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BKD, LLP

23.2	Consent of Crowe Horwath LLP

99.2
Independent Auditor's Report, audited consolidated balance sheets as of June 30, 2017 and 2016, audited consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years ended June 30, 2017 and 2016, and the notes to the consolidated financial statements of Universal.

99.3
Unaudited consolidated balance sheet of Universal as of December 31, 2017 and unaudited consolidated statements of income and comprehensive income for the six months ended December 31, 2017 and 2016 of Universal.

99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2017.

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